Putnam
Europe
Growth
Fund

SEMIANNUAL REPORT
December 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* According to Lipper Analytical Services, Putnam Europe Growth Fund's class A share total return at net asset value for the five years ended December 31, 1997, ranked 2 out of 19 European region funds, placing the fund in the top 10% in this category.*

* "Even European multinational companies do not quite grasp what is coming -- but the creation of a common European currency just over a year from now, analysts say, will set the stage for a wave of consolidations in banking and industry over much of the Continent."

                                  -- The New York Times, December 27, 1997

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

16 Financial statements

 * Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. These rankings vary over time and do not reflect the effects of sales charges. For the one-year period ended 12/31/97, the fund's class A shares ranked 16 out of 71 funds. The fund's class B and class M shares ranked 21 and 20, respectively, out of 71 funds for the one-year period. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

With European Economic and Monetary Union scheduled to become a reality in less than a year, much of the continent stands on the threshold of a new economic era. Preparation for this momentous move has not been without its fair share of uncertainty and adjustment on the part of national governments, individuals, corporations, and investors.

But as we look forward to 1999 and beyond, the advent of a new currency, the euro, for 11 major economies in Europe is likely to lead to further adjustments -- and significant investment opportunities -- for your management team.

We believe your choice of Putnam Europe Growth Fund, backed by the considerable global research and analytical resources of one of the world's leading investment management organizations, is a sound one. We look forward to continued participation in your investment program.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
February 18, 1998



Report from the Fund Managers
Mark D. Pollard
Justin M. Scott
Omid Kamshad

Europe's Economic and Monetary Union (EMU) is firmly on track for its start date of January 1, 1999, and promises profound changes for the whole region. As the changeover approaches, we believe Putnam Europe Growth Fund is well positioned to benefit from this era of change. For the semiannual period ended December 31, 1997, the fund had a total return of 6.27% at net asset value (0.14% at public offering price), compared with the 8.35% return of the Morgan Stanley Capital International Europe Index.

During the first half of your fund's fiscal 1998, the six months ended December 31, 1997, we began to assess the macroeconomic impact of the ongoing Asian financial crisis on the European economy as well as to consider company-specific consequences. Overall the effect on Europe's economic growth is expected to be modest with many of Europe's leading companies relatively well insulated from the worst effects of the so-called Asian flu. We have, nevertheless, made particular efforts to identify those companies we consider relatively unaffected by the situation in Asia along with those with the potential for corporate restructuring.

* RESTRUCTURING STORIES PREDOMINATE

Over the semiannual period, corporate Europe and the European securities markets benefited from the quickening pace of events leading up to EMU. In anticipation of the common monetary policy promised by the union, interest rates have converged at lower levels, driving equity valuations higher in the process. Businesses are also continuing their rapid pace of cost cutting and restructuring, seeking to meet the demands of a larger, more competitive domestic -- as well as global -- environment.

While the fund's philosophy of seeking investments remains unchanged, namely, to seek companies with a combination of compelling valuations and reasonably predictable earnings growth, the changes in Europe are themselves revealing investment opportunities. For example, the fund has taken advantage of the great amount of consolidation and restructuring occurring in the banking and financial industries. For years, banking in Europe has been epitomized by inefficient institutions mainly catering to their own countries' markets and having no incentive to focus on profitability because of arcane ownership structures. Now there is a realization that the single currency and the increasing globalization of the financial services industry will foster greater competition.

In this environment, consolidation has become almost commonplace, highlighted by the $62 billion merger of Swiss Bank Corporation and Union Bank of Switzerland. The restructuring potential arising from such a deal is enormous with the merged companies able to unlock significant improvements in profitability from sizable headcount reductions, the elimination of redundant back-office functions, and a near 20% decrease in the combined branch network.

The fund has already begun to benefit from the SBC/UBS merger announcement as well as several other important mergers and acquisitions in the European banking sector. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

[GRAPHIC OMITTED: horizontal bar chart COUNTRY ALLOCATIONS]

COUNTRY ALLOCATIONS*

United Kingdom                              34.8%

France                                      15.6%

Switzerland                                 10.9%

Netherlands                                  8.3%

Germany                                      7.5%

Footnote reads:
*Based on net assets as of 12/31/97. Holdings will vary over time.

* UNITED KINGDOM OFFERS SOLID INVESTMENT ENVIRONMENT

During the second half of 1997, we continued to add to the fund's position in the United Kingdom -- which has opted out of the first wave of EMU membership in 1999. The strong British pound and a rising interest-rate environment have been major hurdles for the U.K. equity market to overcome for some time now. While this asset shift has yet to pay off for the fund, we believe these factors should moderate during 1998, a development that should reveal some of the most attractive valuations in Europe.

Against this backdrop, we targeted a number of undervalued stocks. Some examples include car rental company Avis Europe PLC, industrial conglomerate Tomkins PLC, and Bass PLC, an international brewing and hotel group.

* TARGETING UNDERVALUED GROWTH OPPORTUNITIES

In addition to the implementation of EMU, one of our considerations in selecting stocks in Europe has been the potential slowdown in demand from Asia for European goods as well as the deflationary pressure emanating from that region. On an aggregate basis, Europe is relatively insulated from the Asian fallout. Nevertheless, industries involved in commodity goods, basic materials, chemicals, and commodity technology products such as DRAM (dynamic random access memory) semiconductors will be more affected than others. We sought to minimize the fund's exposure to such areas. However, we also have to look beyond any short-term period of uncertainty to identify investment opportunities that may have arisen because of unwarranted stock price reductions.

One example is the mobile telecommunications industry. Today Europe and North America are the leading growth areas for mobile communications service companies, producing annual revenues of just under $40 billion, according to a November 1997 review of the telecommunications industry by the Financial Times. For the future, many developing countries around the world are likely to shun relatively expensive fixed-line phone systems in favor of cellular operators. Companies we have targeted as leading players in this area include L.M. Ericsson of Sweden, Vodafone Group PLC of the United Kingdom, and Compagnie Generale des Eaux of France (which, while primarily a utility company, also owns a fast-growing cellular business).

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Vodafone Group PLC (United Kingdom)
Telecommunications

Scottish Power PLC (United Kingdom)
Utilities

Union Bank of Switzerland (Switzerland)
Insurance and finance

Compagnie Generale des Eaux (France)
Utilities

Avis Europe PLC 144A ADR (United Kingdom)
Automotive

B A T Industries PLC (United Kingdom)
Consumer nondurables

Nestle S.A. (Switzerland)
Food and beverages

Burmah Castrol PLC (United Kingdom)
Oil and gas

Internationale Nederlanden Groep (Netherlands)
Insurance and finance

Portugal Telecom S.A. (Portugal)
Telecommunications

Footnote reads:
These holdings represent 25.9% of the fund's assets as of 12/31/97. Portfolio holdings will vary over time.

Another long-term growth area is the pharmaceutical industry. Earlier in the decade, pharmaceutical stocks suffered from investors' concerns that government health-care reform and industry competition would bring down drug prices. Instead, the pharmaceutical industry has demonstrated how its products can lower health-care costs, prompting the U.S. and other governments to tone down their rhetoric. Furthermore, many companies have devoted additional resources to research and development and have produced a new wave of innovative drugs ready to replace those with expiring patents. Two leading pharmaceutical companies owned by the fund are Glaxo Wellcome PLC of the United Kingdom (which, following the close of the period, announced its intension to merge with SmithKline Beecham) and Novartis AG of Switzerland, which is also the product of a multibillion-dollar merger.

* OUTLOOK: WELL POSITIONED FOR THE FUTURE

As your fund enters the second half of this fiscal year, it is worth reflecting on the fundamental themes that have propelled European markets for the past few years and ask whether or not they can continue.

Today's low interest-rate environment is likely to remain supportive of equity valuations throughout the region. Indeed, the Asian crisis and the process of monetary union seem to indicate that inflationary pressures remain subdued and interest rates remain low. In addition, with corporate restructuring still in its early stages, we believe the investment opportunities created by such positive changes should ensure that Europe remains an attractive region for investors.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/97, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments, not present with domestic investments. Funds that invest in a particular region involve more risk than diversified funds.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Europe Growth Fund is designed for investors seeking capital appreciation through investments primarily in common stocks and other securities of European companies.

TOTAL RETURN FOR PERIODS ENDED 12/31/97
                               Class A          Class B        Class M
(inception date)               (9/7/90)         (2/1/94)      (12/1/94)
                              NAV     POP      NAV   CDSC     NAV    POP
------------------------------------------------------------------------------
6 months                     6.27%   0.14%   5.91%   1.00%   6.00%   2.31%
------------------------------------------------------------------------------
1 year                      21.96   14.94   21.04   16.04   21.32   17.05
------------------------------------------------------------------------------
5 years                    153.02  138.50  143.98  141.98  148.01  139.34
Annual average              20.40   18.99   19.53   19.33   19.92   19.07
------------------------------------------------------------------------------
Life of fund               189.35  172.67  173.77  173.77  179.86  169.92
Annual average              15.62   14.69   14.75   14.75   15.10   14.53
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/97
                                              MSCI Europe       Consumer
                                                 Index        Price Index
------------------------------------------------------------------------------
6 months                                         8.35%            0.62%
------------------------------------------------------------------------------
1 year                                          23.80             1.70
------------------------------------------------------------------------------
5 years                                        141.09            13.67
Annual average                                  19.25             2.60
------------------------------------------------------------------------------
Life of fund                                   147.44            22.57
Annual average                                  13.15             2.81
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% for class A shares and 3.50% for class M shares. One-, five-, and ten-year and life-of-fund returns for class B shares reflect the applicable contingent deferred sales charges (CDSC), which is 5% in the first year, declines each year to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. Fund performance data do not take into account any adjustments for taxes payable on reinvested distributions and reflect an expense limitation in effect during the periods. Without the limitation, results would have been lower. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 12/31/97
                                 Class A        Class B        Class M
------------------------------------------------------------------------------
Distributions (number)              1              1              1
------------------------------------------------------------------------------
Income                           $0.373         $0.265         $0.298
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                         0.826          0.826          0.826
------------------------------------------------------------------------------
Short-term                        0.303          0.303          0.303
------------------------------------------------------------------------------
   Total                         $1.502         $1.394         $1.427
------------------------------------------------------------------------------
Share value:                   NAV     POP        NAV        NAV     POP
------------------------------------------------------------------------------
6/30/97                     $18.96   $20.12     $18.56     $18.85   $19.53
------------------------------------------------------------------------------
12/31/97                     18.61    19.75      18.23      18.52    19.19
------------------------------------------------------------------------------

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Morgan Stanley Capital International Europe Index is an unmanaged list of approximately 627 equity securities originating in one of the 13 European countries, with all values expressed in U.S. dollars. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Portfolio of investments owned
December 31, 1997 (Unaudited)


COMMON STOCKS (96.6%) *
NUMBER OF SHARES                                                                                    VALUE

Austria (1.7%)
---------------------------------------------------------------------------------------------------------
     243,800     Mayr-Melnhof Karton AG 144A ADS                                           $    3,230,350
      67,022     VA Technolgies AG                                                             10,178,810
                                                                                           --------------
                                                                                               13,409,160

Finland (1.6%)
---------------------------------------------------------------------------------------------------------
     173,611     Oy Nokia AB Class A                                                           12,338,841

France (15.6%)
---------------------------------------------------------------------------------------------------------
      93,000     AGF (Assurances Generales de France)                                           4,924,074
      96,600     Banque Nationale de Paris                                                      5,130,722
     146,720     Compagnie Generale des Eaux                                                   20,462,361
     128,570     Elf Aquitaine S.A.                                                            14,942,554
     170,704     Lafarge Coppee                                                                11,192,265
     298,528     Michelin Corp. Class B                                                        15,018,095
      39,510     Renault S.A. +                                                                 1,110,583
     205,214     Scor                                                                           9,805,843
     100,874     SGS-Thomson Microelectronics +                                                 6,238,679
      73,445     SGS-Thomson Microelectronics ADR +                                             4,484,735
      78,023     Societe Generale                                                              10,622,424
     149,595     Total Corp. ADR Class B                                                       16,268,425
                                                                                           --------------
                                                                                              120,200,760

Germany (7.5%)
---------------------------------------------------------------------------------------------------------
     210,160     Bayer AG ADR                                                                   7,854,701
      18,441     Bayerische Motoren Werke (BMW) AG                                             13,794,853
     110,800     Deutsche Bank AG                                                               7,826,251
     709,521     Deutsche Telekom AG                                                           13,357,779
     142,814     Deutsche Telekom AG ADR +                                                      2,659,911
       8,569     Mannesmann AG                                                                  4,332,159
     118,304     Veba (Vereinigte Elektrizitaets Bergwerks) AG                                  8,060,200
                                                                                           --------------
                                                                                               57,885,854

Ireland (5.7%)
---------------------------------------------------------------------------------------------------------
   1,721,264     Allied Irish Banks PLC                                                        16,691,923
     571,856     Bank of Ireland                                                                8,823,968
   1,263,141     CRH PLC                                                                       14,807,223
     797,695     Greencore Group PLC                                                            3,754,056
                                                                                           --------------
                                                                                               44,077,170

Italy (2.0%)
---------------------------------------------------------------------------------------------------------
   2,809,559     Ente Nazionale Idrocarburi SPA ADR                                            15,933,748

Netherlands (8.3%)
---------------------------------------------------------------------------------------------------------
     147,504     ABN AMRO Holding N.V.                                                          2,875,818
      87,669     Akzo-Nobel N.V.                                                               15,127,879
     419,440     Internationale Nederlanden Groep                                              17,680,245
     247,147     Philips Electronics N.V.                                                      14,833,700
     242,336     Vendex International N.V.                                                     13,384,698
                                                                                           --------------
                                                                                               63,902,340

Poland (0.4%)
---------------------------------------------------------------------------------------------------------
      94,600     Bank Handlowy 144A +                                                           1,209,375
     155,700     Bank Handlowy W Warszawie +                                                    2,024,100
                                                                                           --------------
                                                                                                3,233,475

Portugal (4.4%)
---------------------------------------------------------------------------------------------------------
      27,200     Brisa-Auto Estradas de Portugal, S.A. +                                          975,148
     825,141     Electricidade de Portugal S.A.                                                15,636,854
     366,909     Portugal Telecom S.A.                                                         17,038,630
                                                                                           --------------
                                                                                               33,650,632

Spain (0.7%)
---------------------------------------------------------------------------------------------------------
      32,199     Inmobiliaria Metropolitana Vasco Central S.A.                                  1,452,254
     110,000     Mapfre Vida Seguros                                                            3,870,801
                                                                                           --------------
                                                                                                5,323,055

Sweden (2.9%)
---------------------------------------------------------------------------------------------------------
     110,537     Pharmacia & Upjohn, Inc.                                                       4,069,394
      34,265     Sandvik AB Class B                                                               980,654
      39,080     Sandvik Forsakings AB                                                          1,113,531
     532,724     Svenska Cellulosa AB Class B                                                  11,988,910
     108,710     Telefonaktiebolaget LM Ericsson Class B                                        4,091,222
                                                                                           --------------
                                                                                               22,243,711

Switzerland (10.9%)
---------------------------------------------------------------------------------------------------------
       2,862     ABB AG                                                                         3,593,411
     142,003     Ciba Specialty Chemicals AG +                                                 16,906,276
       1,416     Julius Baer Holdings AG                                                        2,625,631
      12,341     Nestle S.A.                                                                   18,484,057
      10,053     Novartis AG ADR                                                               16,302,162
      14,876     Union Bank of Switzerland                                                     21,497,169
       8,762     Zurich Versicherungs-Gesellschaft                                              4,172,666
                                                                                           --------------
                                                                                               83,581,372

Turkey (0.1%)
---------------------------------------------------------------------------------------------------------
      28,000     Brisa Bridgestone Sabanci Lastik San. Ve Tic A.S. 144A                         1,003,829

United Kingdom (34.8%)
---------------------------------------------------------------------------------------------------------
   6,840,850     Avis Europe PLC 144A ADR                                                      19,628,177
   2,089,453     B A T Industries PLC                                                          19,088,114
     663,376     Bass PLC                                                                      10,331,952
   1,254,282     British Petroleum Co. PLC                                                     16,546,488
   3,871,000     BTR PLC                                                                       11,745,233
   1,018,552     Burmah Castrol PLC                                                            17,803,678
     676,032     Cookson Group PLC                                                              2,196,110
     564,600     Dixons Group PLC                                                               5,688,565
   2,228,920     General Electric Co. PLC                                                      14,499,804
     482,661     Glaxo Wellcome PLC                                                            11,461,075
     445,777     HSBC Holdings PLC                                                             11,467,346
     376,649     Molins PLC                                                                     1,807,384
     993,620     Peninsular and Oriental Steam Navigation Co.                                  11,346,468
     932,843     Rio Tinto PLC                                                                 11,521,552
     977,264     Rolls-Royce PLC                                                                3,787,045
     252,058     Royal & Sun Alliance Insurance Group PLC                                       2,547,896
   2,517,870     Scottish Power PLC                                                            22,337,586
   1,171,498     Securicor Group PLC Class A                                                    5,515,290
   1,507,079     Shell Transportation & Trading                                                10,934,762
     377,940     Smiths Industries PLC                                                          5,284,932
   1,327,900     Storehouse PLC                                                                 5,167,709
   3,132,675     Tomkins PLC                                                                   15,032,423
     611,200     Unilever PLC                                                                   5,250,996
      50,250     Virgin Express Holdings PLC +                                                  1,042,688
   3,541,390     Vodafone Group PLC                                                            25,636,512
                                                                                           --------------
                                                                                              267,669,785
                                                                                           --------------
                 Total Common Stocks (cost $640,163,086)                                   $  744,453,732

WARRANTS (--%) * + (cost $21,771)                                            EXPIRATION
NUMBER OF WARRANTS                                                           DATE                   VALUE

France (--%)
---------------------------------------------------------------------------------------------------------
      36,340     Compagnie Generale des Eaux                                 5/2/01        $       24,677

SHORT-TERM INVESTMENTS (4.2%) *(cost $32,147,803)
PRINCIPAL AMOUNT                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
 $32,142,000     Interest in $575,000,000 joint repurchase agreement
                   dated December 31, 1997 with Goldman, Sachs, Co.
                   due January 2, 1998 with respect to various U.S.
                   Treasury obligations -- maturity value of $32,153,606
                   for an effective yield of 6.50%                                        $    32,147,803
---------------------------------------------------------------------------------------------------------
                 Total Investments (cost $672,332,660) ***                                $   776,626,212
---------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $770,105,483.

*** The aggregate identified cost on a tax basis is $672,805,599, resulting in gross unrealized appreciation and depreciation of $111,046,641 and $7,226,028, respectively, or net unrealized appreciation of $103,820,613.

  + Non-income-producing security.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    ADR or ADS after the name of a foreign holding stands for American
    Depository Receipts or American Depository Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

    The fund had the following industry group concentrations greater than 10% at December 31, 1997 (as a percentage of net assets):

       Insurance and Finance     17.4%
       Oil and Gas               12.0

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
December 31, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $672,332,660) (Note 1)                                                $776,626,212
---------------------------------------------------------------------------------------------------
Cash                                                                                        112,936
---------------------------------------------------------------------------------------------------
Dividends and other receivables                                                           2,142,198
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    3,516,905
---------------------------------------------------------------------------------------------------
Total assets                                                                            782,398,251

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          4,840,750
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                3,409,210
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              1,440,102
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  295,191
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               12,294
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  2,977
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      568,783
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                             1,657,051
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       66,410
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        12,292,768
---------------------------------------------------------------------------------------------------
Net assets                                                                             $770,105,483

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $657,992,365
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                  (608,647)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions(Note 1)                                                     8,428,121
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                            104,293,644
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $770,105,483

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($416,481,740 divided by 22,379,136 shares)                                                  $18.61
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $18.61)*                                      $19.75
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($333,620,893 divided by 18,299,082 shares)**                                                $18.23
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($20,002,850 divided by 1,079,919 shares)                                                    $18.52
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $18.52)*                                      $19.19
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended December 31, 1997 (Unaudited)

Investment income:
---------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $625,808)                                              $ 5,110,139
---------------------------------------------------------------------------------------------------
Interests                                                                                   952,130
---------------------------------------------------------------------------------------------------
Total investment income                                                                   6,062,269
---------------------------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                                          2,744,600
---------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                            1,014,299
---------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                           10,600
---------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                              6,766
---------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                       480,900
---------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                     1,546,123
---------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        69,950
---------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      38,329
---------------------------------------------------------------------------------------------------
Registration fees                                                                               806
---------------------------------------------------------------------------------------------------
Auditing                                                                                     19,115
---------------------------------------------------------------------------------------------------
Legal                                                                                         4,504
---------------------------------------------------------------------------------------------------
Postage                                                                                      45,073
---------------------------------------------------------------------------------------------------
Other                                                                                        44,614
---------------------------------------------------------------------------------------------------
Total expenses                                                                            6,025,679
---------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (198,547)
---------------------------------------------------------------------------------------------------
Net expenses                                                                              5,827,132
---------------------------------------------------------------------------------------------------
Net investment income                                                                       235,137
---------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         30,312,989
---------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Notes 1 and 3)                          760,359
---------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                                       (475,127)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                             12,690,981
---------------------------------------------------------------------------------------------------
Net gain on investments                                                                  43,289,202
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $43,524,339
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                 Six months ended        Year ended
                                                                      December 31           June 30
                                                                             1997*             1997
---------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------
Net investment income                                                $    235,137     $  4,096,685
---------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                          31,073,348       34,980,853
---------------------------------------------------------------------------------------------------
Net unrealized appreciation
of investments and assets and
liabilities in foreign currencies                                      12,215,854       62,782,001
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   43,524,339      101,859,539
---------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------
   From net investment income
---------------------------------------------------------------------------------------------------
      Class A                                                          (7,640,645)      (2,225,968)
---------------------------------------------------------------------------------------------------
      Class B                                                          (4,471,018)      (1,016,631)
---------------------------------------------------------------------------------------------------
      Class M                                                            (297,933)         (79,263)
---------------------------------------------------------------------------------------------------
   From net realized gain on investments
---------------------------------------------------------------------------------------------------
      Class A                                                         (23,126,780)     (11,300,291)
---------------------------------------------------------------------------------------------------
      Class B                                                         (19,048,225)      (8,451,546)
---------------------------------------------------------------------------------------------------
      Class M                                                          (1,128,745)        (486,635)
---------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     191,537,242      290,304,737
---------------------------------------------------------------------------------------------------
Total increase in net assets                                          179,348,235      368,603,942

Net assets
---------------------------------------------------------------------------------------------------
Beginning of period                                                   590,757,248      222,153,306
---------------------------------------------------------------------------------------------------
End of period (including distribution in excess of
net investment income and undistributed net
investment income of $608,647 and
$11,565,812, respectively)                                           $770,105,483     $590,757,248
---------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                        Dec. 31
operating performance         (Unaudited)                                      Year ended June 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $18.96           $15.91           $13.88           $11.64            $9.84           $10.10
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)         .04  (c)         .24  (c)         .24 (c)          .18              .18              .18
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          1.11             4.07             2.19             2.22             1.73             (.14)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               1.15             4.31             2.43             2.40             1.91              .04
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.37)            (.20)              --               --             (.11)            (.15)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --               --               --               --             (.11)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     (1.13)           (1.06)            (.40)            (.16)              --             (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                (1.50)           (1.26)            (.40)            (.16)            (.11)            (.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $18.61           $18.96           $15.91           $13.88           $11.64            $9.84
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           6.27 *          28.49            17.82            20.84            19.45             0.70
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $416,482         $313,492         $127,980          $90,420          $67,471          $17,552
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .68 *           1.45             1.47             1.38             1.50             1.81
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)            .20 *           1.43             1.59             1.45             1.17             1.38
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             20.91 *          55.45            38.85            44.33            36.73            58.56
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                     $.0360           $.0435
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended
    June 30, 1996 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is requuired for fiscal periods beginning on or after September 1, 1995.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                               Six months
                                                    ended                                                      For the period
Per-share                                         Dec. 31                                                        Feb. 1, 1994+
operating performance                          (Unaudited)                   Year ended June 30                    to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $18.56           $15.64           $13.75           $11.62           $12.49
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.03) (c)         .13  (c)         .14 (c)          .08              .04
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           1.10             3.97             2.15             2.21             (.91)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.07             4.10             2.29             2.29             (.87)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.27)            (.12)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.13)           (1.06)            (.40)            (.16)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.40)           (1.18)            (.40)            (.16)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $18.23           $18.56           $15.64           $13.75           $11.62
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            5.91 *          27.51            16.95            19.92            (6.97)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $333,621         $261,454          $90,126          $45,733          $21,368
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.06 *           2.20             2.23             2.13              .95 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                            (.17)*            .76              .96              .74              .54 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              20.91 *          55.45            38.85            44.33            36.73
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                      $.0360           $.0435
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended
    June 30, 1996 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is requuired for fiscal periods beginning on or after September 1, 1995.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                          Dec. 31                                       Dec. 1, 1994+
operating performance                                           (Unaudited)             Year ended June 30         to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $18.85           $15.86           $13.90           $12.35
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          (.01)(c)          .19 (c)          .24 (c)          .09
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            1.11             4.03             2.12             1.62
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 1.10             4.22             2.36             1.71
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.30)            (.17)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.13)           (1.06)            (.40)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.43)           (1.23)            (.40)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $18.52           $18.85           $15.86           $13.90
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             6.00 *          27.91            17.28            14.06 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $20,003          $15,811           $4,047             $746
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .93 *           1.95             2.02             1.08 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                             (.04)*           1.10             1.59             1.61 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               20.91 *          55.45            38.85            44.33
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                                       $.0360           $.0435
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended
    June 30, 1996 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is requuired for fiscal periods beginning on or after September 1, 1995.




Notes to financial statements
December 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Europe Growth Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of European companies.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market in which the securities are traded, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended December 31, 1997, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended December 31, 1997, fund expenses were reduced by $198,547 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,110 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended December 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $231,311 and $8,373 from the sale of class A and class M shares, respectively and $172,862 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended December 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $9,326 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended December 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $257,311,667 and $136,499,843, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At December 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    Six months ended
                                   December 31, 1997
----------------------------------------------------
Class A                      Shares           Amount
----------------------------------------------------
Shares sold              31,070,843     $608,795,988
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             1,533,430       27,862,401
----------------------------------------------------
                         32,604,273      636,658,389

Shares
repurchased             (26,762,614)    (528,133,463)
----------------------------------------------------
Net increase              5,841,659     $108,524,926
----------------------------------------------------

                                          Year ended
                                       June 30, 1997
----------------------------------------------------
Class A                      Shares           Amount
----------------------------------------------------
Shares sold              42,860,100     $736,786,046
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               760,153       12,291,699
----------------------------------------------------
                         43,620,253      749,077,745

Shares
repurchased             (35,128,868)    (606,739,760)
----------------------------------------------------
Net increase              8,491,385     $142,337,985
----------------------------------------------------

                                    Six months ended
                                   December 31, 1997
----------------------------------------------------
Class B                      Shares           Amount
----------------------------------------------------
Shares sold               9,524,645     $182,675,763
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             1,190,794       21,208,077
----------------------------------------------------
                         10,715,439      203,883,840

Shares
repurchased              (6,500,531)    (125,344,632)
----------------------------------------------------
Net increase              4,214,908     $ 78,539,208
----------------------------------------------------

                                          Year ended
                                       June 30, 1997
----------------------------------------------------
Class B                      Shares           Amount
----------------------------------------------------
Shares sold              18,005,860     $301,810,768
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               531,337        8,442,924
----------------------------------------------------
                         18,537,197      310,253,692

Shares
repurchased             (10,217,228)    (171,957,060)
----------------------------------------------------
Net increase              8,319,969     $138,296,632
----------------------------------------------------

                                    Six months ended
                                   December 31, 1997
----------------------------------------------------
Class M                      Shares           Amount
----------------------------------------------------
Shares sold                 951,166      $18,494,533
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                75,111        1,358,700
----------------------------------------------------
                          1,026,277       19,853,233

Shares
repurchased                (785,382)     (15,380,125)
----------------------------------------------------
Net increase                240,895      $ 4,473,108
----------------------------------------------------

                                          Year ended
                                       June 30, 1997
----------------------------------------------------
Class M                      Shares           Amount
----------------------------------------------------
Shares sold               1,929,111      $33,275,091
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                33,373          537,639
----------------------------------------------------
                          1,962,484       33,812,730

Shares
repurchased              (1,378,637)     (24,142,610)
----------------------------------------------------
Net increase                583,847      $ 9,670,120
----------------------------------------------------



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Anthony W. Regan
Vice President

Justin M. Scott
Vice President and Fund Manager

Mark D. Pollard
Vice President and Fund Manager

Omid Kamshad
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam
Europe Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

SA005-36893 057/234/688   2/98